November 7, 2011

Selway Capital Acquisition Corporation

74 Grand Avenue, 2nd Floor

Englewood, NJ 07631

Aegis Capital Corp.

810 Seventh Avenue, 11th Floor

New York, New York 10019

Re:     Initial Public Offering

Gentlemen:

The undersigned shareholder of Selway Capital Acquisition Corporation (the “Company”), in consideration of Aegis Capital Corp. (“Aegis”) entering into an agreement to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

If the Company initiates an issuer tender offer in connection with the consummation of an Acquisition Transaction, the undersigned will not redeem any Shares owned by the undersigned in such tender offer. If the Company solicits approval of its shareholders to approve the Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares, and will vote any IPO Shares acquired in the IPO or the aftermarket owned by the undersigned in favor of such Acquisition Transaction. If the Company solicits approval of its shareholders to amend Article Fifth of our Amended and Restated Certificate of Incorporation prior to consummation of an Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares. The undersigned will not exercise any appraisal rights (if such appraisal rights are available) to which the undersigned may be entitled under the Delaware General Corporation Law (the “DGCL”) in connection with the vote to approve any Acquisition Transaction, as the case may be, with respect to any Shares acquired in the aftermarket owned by the undersigned.

In the event that the Company fails to consummate an Acquisition Transaction within 18 months from the consummation of the IPO (such date being referred to herein as the “Termination Date”), the undersigned shall take all such action reasonably within its power as is necessary to dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, subject to any applicable requirements of the DGCL.  The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to its Insider Shares, and its Placement Warrants (“Claim”). The undersigned hereby agrees that it will not seek recourse against the Trust Account for any Claim he may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, other than liquidation distributions for any IPO Shares acquired by him in the IPO or the aftermarket.

The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any Target Business (“Third-Party Claimant”), but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund; provided, however, that the undersigned shall not be required to so indemnify the Company if the Third-Party Claimant has waived its right to proceed against the Trust Fund.  The undersigned further agrees to advance such funds as are necessary to complete the plan of dissolution and distribution, and not seek repayment thereof, if and to the extent the Company’s assets outside of the Trust Fund are insufficient.

In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of an Acquisition Transaction or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have. The undersigned agrees that it will not become involved with any other blank check company seeking to acquire a Target Business in the United States or in the media and communications, defense and security, education and healthcare service industries until after the Company has announced an Acquisition Transaction.

To further minimize potential conflicts of interest, the undersigned acknowledges and agrees that the Company will not consummate any Acquisition Transaction with an entity which is affiliated with any of its founding shareholders unless the Company obtains an opinion from an independent investment banking firm that the Acquisition Transaction is fair to the Company’s unaffiliated shareholders from a financial point of view. In addition, the undersigned acknowledges and agrees that, in the event that an individual or entity which is affiliated with any of the Company’s officers or directors (an “Affiliate”) purchases a minority interest in the Target Business concurrently with the Acquisition Transaction, (i) the Affiliate will be required to pay the same price per share or unit for their interest in the Target Business as the Company pays, (ii) the other terms of the investment of the Affiliate will be required to be no more favorable than the terms of the Company’s investment, (iii) such investment will require the prior approval by a majority of the Company’s disinterested directors, and (iv)  the proxy or tender offer materials disclosing the Acquisition Transaction would disclose the terms of the co-investment by the Affiliate.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Acquisition Transaction.  Notwithstanding the foregoing, the undersigned shall be entitled to reimbursement from the Company for its reasonable out-of-pocket expenses incurred in connection with identifying, investigating and consummating an Acquisition Transaction and the undersigned acknowledges that (i) the Company has an obligation to repay a $160,500 non-interest bearing loan made to the Company by Selway Capital Holdings, LLC, the Company’s sponsor, and (ii) Selway Capital LLC, an affiliate of the Company’s Chief Executive Officer and Chief Financial Officer (“Related Party”), shall be allowed to charge the Company up to $5,000 per month to compensate it for the Company’s use of Related Party’s office space, utilities and secretarial services.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates an Acquisition Transaction.

2

The undersigned will escrow, in accordance with the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent: (i) all of its Insider Shares until the date which is one (1) year after the date on which the Company consummates its initial Acquisition Transaction, and (ii) all of its Placement Warrants until the date on which the Company consummates its initial Acquisition Transaction.

The undersigned’s Questionnaire furnished to the Company and Aegis is true and accurate in all respects.  The undersigned represents and warrants that:

The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned has full right and power, without violating any agreement by which it is bound, to enter into this letter agreement.

This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  The undersigned hereby (i) agrees that any action, proceeding or claim against it arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Loeb & Loeb LLP as agent for the service of process in the State of New York to receive, for the undersigned and on its behalf, service of process in any Proceeding.  If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Aegis and appoint a substitute agent acceptable to each of the Company and Aegis within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

As used herein, (i) an “Acquisition Transaction” shall mean an acquisition by a merger, stock exchange, asset acquisition, stock purchase or other similar business combination, or controlling, through contractual arrangements, of one or more Target Businesses having a fair market value of at least 80% of the Company’s net assets at the time of such acquisition; (ii) “Shares” shall mean shares of the Company’s common stock, par value $.0001 per share; (iii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the Private Placement; (iv) “Insider Shares” shall mean all of the Series C Shares owned by an Insider prior to the Private Placement; (v) “IPO Shares” shall mean the Series A Shares issued in the Company’s IPO; (vii) “Private Placement” shall mean the private placement of securities of the Company consummated immediately prior to the IPO; (viii) “Placement Warrants” shall mean the warrants issued in the Private Placement; (ix) “Series C Shares” shall mean the Shares issued to the Insiders prior to the Private Placement; (x) “Target Business” shall mean an operating business that the Company seeks to acquire; and (xi) “Trust Fund” shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

3

SELWAY CAPITAL HOLDINGS LLC

By:	/s/ Yaron Eitan
Name: Yaron Eitan
Title: Board Manager

Insider Letter

4

November 7, 2011

Selway Capital Acquisition Corporation

74 Grand Avenue, 2nd Floor

Englewood, NJ 07631

Aegis Capital Corp.

810 Seventh Avenue, 11th Floor

New York, New York 10019

Re:     Initial Public Offering

Gentlemen:

The undersigned President, Chief Executive Officer and director of Selway Capital Acquisition Corporation (the “Company”), in consideration of Aegis Capital Corp. (“Aegis”) entering into an agreement to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

If the Company initiates an issuer tender offer in connection with the consummation of an Acquisition Transaction, the undersigned will not redeem any Shares owned by the undersigned in such tender offer. If the Company solicits approval of its shareholders to approve the Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares, and will vote any IPO Shares acquired in the IPO or the aftermarket owned by the undersigned in favor of such Acquisition Transaction. If the Company solicits approval of its shareholders to amend Article Fifth of our Amended and Restated Certificate of Incorporation prior to consummation of an Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares. The undersigned will not exercise any appraisal rights (if such appraisal rights are available) to which the undersigned may be entitled under the Delaware General Corporation Law (the “DGCL”) in connection with the vote to approve any Acquisition Transaction, as the case may be, with respect to any Shares acquired in the aftermarket owned by the undersigned.

In the event that the Company fails to consummate an Acquisition Transaction within 18 months from the consummation of the IPO (such date being referred to herein as the “Termination Date”), the undersigned shall take all such action reasonably within its power as is necessary to dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, subject to any applicable requirements of the DGCL.  The undersigned, in his capacity as a member of the board of directors of the Company hereby agrees not to recommend to shareholders of the company to vote in favor of an amendment to Article Fifth of the Company’s Amended and Restated Certificate of Incorporation, if such amendment would take effect prior to the consummation of an Acquisition Transaction. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares, and his Placement Warrants (“Claim”). The undersigned hereby agrees that he will not seek recourse against the Trust Account for any Claim he may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, other than liquidation distributions for any IPO Shares acquired by him in the IPO or the aftermarket.

5

The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any Target Business (“Third-Party Claimant”), but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund; provided, however, that the undersigned shall not be required to so indemnify the Company if the Third-Party Claimant has waived its right to proceed against the Trust Fund.  The undersigned further agrees to advance such funds as are necessary to complete the plan of dissolution and distribution, and not seek repayment thereof, if and to the extent the Company’s assets outside of the Trust Fund are insufficient.

In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of an Acquisition Transaction, the liquidation of the Company or until such time as the undersigned ceases to be a director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have. The undersigned agrees that he will not become involved with any other blank check company seeking to acquire a Target Business in the United States or in the media and communications, defense and security, education and healthcare service industries until after the Company has announced an Acquisition Transaction.

To further minimize potential conflicts of interest, the undersigned acknowledges and agrees that the Company will not consummate any Acquisition Transaction with an entity which is affiliated with any of its founding shareholders unless the Company obtains an opinion from an independent investment banking firm that the Acquisition Transaction is fair to the Company’s unaffiliated shareholders from a financial point of view. In addition, the undersigned acknowledges and agrees that, in the event that an individual or entity which is affiliated with any of the Company’s officers or directors (an “Affiliate”) purchases a minority interest in the Target Business concurrently with the Acquisition Transaction, (i) the Affiliate will be required to pay the same price per share or unit for their interest in the Target Business as the Company pays, (ii) the other terms of the investment of the Affiliate will be required to be no more favorable than the terms of the Company’s investment, (iii) such investment will require the prior approval by a majority of the Company’s disinterested directors, and (iv)  the proxy or tender offer materials disclosing the Acquisition Transaction would disclose the terms of the co-investment by the Affiliate.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Acquisition Transaction.  Notwithstanding the foregoing, the undersigned shall be entitled to reimbursement from the Company for its reasonable out-of-pocket expenses incurred in connection with identifying, investigating and consummating an Acquisition Transaction and the undersigned acknowledges that (i) the Company has an obligation to repay a $160,500 non-interest bearing loan made to the Company by Selway Capital Holdings, LLC, the Company’s sponsor, and (ii) Selway Capital LLC, an affiliate of the Company’s Chief Executive Officer and Chief Financial Officer (“Related Party”), shall be allowed to charge the Company up to $5,000 per month to compensate it for the Company’s use of Related Party’s office space, utilities and secretarial services.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates an Acquisition Transaction.

6

The undersigned will escrow, in accordance with the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent: (i) all of his Insider Shares until the date which is one (1) year after the date on which the Company consummates its initial Acquisition Transaction, and (ii) all of his Placement Warrants until the date on which the Company consummates its initial Acquisition Transaction.

The undersigned agrees to be a member of the Company’s board of directors and the Company’s President and Chief Executive Officer until the earlier of the consummation by the Company of an Acquisition Transaction or the liquidation of the Company.  The undersigned’s biographical information furnished to the Company and Aegis and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended.  The undersigned’s Questionnaire furnished to the Company and Aegis is true and accurate in all respects.  The undersigned represents and warrants that:

The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a member of the Company’s board of directors and the Company’s President and Chief Executive Officer.

This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Loeb & Loeb LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding.  If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Aegis and appoint a substitute agent acceptable to each of the Company and Aegis within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

7

As used herein, (i) an “Acquisition Transaction” shall mean an acquisition by a merger, stock exchange, asset acquisition, stock purchase or other similar business combination, or controlling, through contractual arrangements, of one or more Target Businesses having a fair market value of at least 80% of the Company’s net assets at the time of such acquisition; (ii) “Shares” shall mean shares of the Company’s common stock, par value $.0001 per share; (iii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the Private Placement; (iv) “Insider Shares” shall mean all of the Series C Shares owned by an Insider prior to the Private Placement; (v) “IPO Shares” shall mean the Series A Shares issued in the Company’s IPO; (vii) “Private Placement” shall mean the private placement of securities of the Company consummated immediately prior to the IPO; (viii) “Placement Warrants” shall mean the warrants issued in the Private Placement; (ix) “Series C Shares” shall mean the Shares issued to the Insiders prior to the Private Placement; (x) “Target Business” shall mean an operating business that the Company seeks to acquire; and (xi) “Trust Fund” shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

/s/ Yaron Eitan
Yaron Eitan

Insider Letter

8

EXHIBIT A

Yaron Eitan has been our President, Chief Executive Officer and a director since inception. Mr. Eitan was our Chairman from our inception until April 28, 2011. Mr. Eitan has over 25 years of experience acquiring, building and exiting businesses, bringing both financial and operational business expertise to our management team. Mr. Eitan founded Selway Capital LLC, an investment management firm, in March 2009 and serves as managing partner of the firm and since June 2002 has served as partner of SCP Partners, a private equity investment firm with multiple funds under management, specializing in the telecommunications, defense and security, and education industries. Previously, he was the co-founder of Reshef Technologies, a specialty munitions company, from August 1984 to August 1987, the President of Patlex, an industrial and patent enforcement holding company, from October 1987 to February 1989, and founder and CEO of Geotek Communications, a wireless communications company, from March 1989 to May 1998. In 1998, Mr. Eitan founded Selway Partners, a technology-sector holding company. Selway Partners was sold to SCP Partners in 2002, at which time Mr. Eitan became one of the partners of SCP Partners. In April 2007, Mr. Eitan launched Vector Intersect Security Acquisition Corporation, a special purpose acquisition corporation, which acquired Cyalume Technologies Holdings, Inc. in December 2008. Following the acquisition, Mr. Eitan continues to serve as a director of Cyalume. Mr. Eitan served in the Israeli Defense Forces for six years, where he reached the rank of Major. He received his bachelor’s degree in economics from Haifa University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

9

November 7, 2011

Selway Capital Acquisition Corporation

74 Grand Avenue, 2nd Floor

Englewood, NJ 07631

Aegis Capital Corp.

810 Seventh Avenue, 11th Floor

New York, New York 10019

Re:     Initial Public Offering

Gentlemen:

The undersigned Chief Financial Officer and director of Selway Capital Acquisition Corporation (the “Company”), in consideration of Aegis Capital Corp. (“Aegis”) entering into an agreement to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

If the Company initiates an issuer tender offer in connection with the consummation of an Acquisition Transaction, the undersigned will not redeem any Shares owned by the undersigned in such tender offer. If the Company solicits approval of its shareholders to approve the Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares, and will vote any IPO Shares acquired in the IPO or the aftermarket owned by the undersigned in favor of such Acquisition Transaction. If the Company solicits approval of its shareholders to amend Article Fifth of our Amended and Restated Certificate of Incorporation prior to consummation of an Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares. The undersigned will not exercise any appraisal rights (if such appraisal rights are available) to which the undersigned may be entitled under the Delaware General Corporation Law (the “DGCL”) in connection with the vote to approve any Acquisition Transaction, as the case may be, with respect to any Shares acquired in the aftermarket owned by the undersigned.

In the event that the Company fails to consummate an Acquisition Transaction within 18 months from the consummation of the IPO (such date being referred to herein as the “Termination Date”), the undersigned shall take all such action reasonably within its power as is necessary to dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, subject to any applicable requirements of the DGCL.  The undersigned, in his capacity as a member of the board of directors of the Company, hereby agrees not to recommend to shareholders of the company to vote in favor of an amendment to Article Fifth of the Company’s Amended and Restated Certificate of Incorporation, if such amendment would take effect prior to the consummation of an Acquisition Transaction. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares, and his Placement Warrants (“Claim”). The undersigned hereby agrees that he will not seek recourse against the Trust Account for any Claim he may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, other than liquidation distributions for any IPO Shares acquired by him in the IPO or the aftermarket.

10

The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any Target Business (“Third-Party Claimant”), but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund; provided, however, that the undersigned shall not be required to so indemnify the Company if the Third-Party Claimant has waived its right to proceed against the Trust Fund.  The undersigned further agrees to advance such funds as are necessary to complete the plan of dissolution and distribution, and not seek repayment thereof, if and to the extent the Company’s assets outside of the Trust Fund are insufficient.

In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of an Acquisition Transaction, the liquidation of the Company or until such time as the undersigned ceases to be a director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have. The undersigned agrees that he will not become involved with any other blank check company seeking to acquire a Target Business in the United States or in the media and communications, defense and security, education and healthcare service industries until after the Company has announced an Acquisition Transaction.

To further minimize potential conflicts of interest, the undersigned acknowledges and agrees that the Company will not consummate any Acquisition Transaction with an entity which is affiliated with any of its founding shareholders unless the Company obtains an opinion from an independent investment banking firm that the Acquisition Transaction is fair to the Company’s unaffiliated shareholders from a financial point of view. In addition, the undersigned acknowledges and agrees that, in the event that an individual or entity which is affiliated with any of the Company’s officers or directors (an “Affiliate”) purchases a minority interest in the Target Business concurrently with the Acquisition Transaction, (i) the Affiliate will be required to pay the same price per share or unit for their interest in the Target Business as the Company pays, (ii) the other terms of the investment of the Affiliate will be required to be no more favorable than the terms of the Company’s investment, (iii) such investment will require the prior approval by a majority of the Company’s disinterested directors, and (iv)  the proxy or tender offer materials disclosing the Acquisition Transaction would disclose the terms of the co-investment by the Affiliate.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Acquisition Transaction.  Notwithstanding the foregoing, the undersigned shall be entitled to reimbursement from the Company for its reasonable out-of-pocket expenses incurred in connection with identifying, investigating and consummating an Acquisition Transaction and the undersigned acknowledges that (i) the Company has an obligation to repay a $160,500 non-interest bearing loan made to the Company by Selway Capital Holdings, LLC, the Company’s sponsor, and (ii) Selway Capital LLC, an affiliate of the Company’s Chief Executive Officer and Chief Financial Officer (“Related Party”), shall be allowed to charge the Company up to $5,000 per month to compensate it for the Company’s use of Related Party’s office space, utilities and secretarial services.

11

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates an Acquisition Transaction.

The undersigned will escrow, in accordance with the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent: (i) all of his Insider Shares until the date which is one (1) year after the date on which the Company consummates its initial Acquisition Transaction, and (ii) all of his Placement Warrants until the date on which the Company consummates its initial Acquisition Transaction.

The undersigned agrees to be a member of the Company’s board of directors and the Company’s Chief Financial Officer until the earlier of the consummation by the Company of an Acquisition Transaction or the liquidation of the Company.  The undersigned’s biographical information furnished to the Company and Aegis and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended.  The undersigned’s Questionnaire furnished to the Company and Aegis is true and accurate in all respects.  The undersigned represents and warrants that:

The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a member of the Company’s board of directors and the Company’s Chief Financial Officer.

This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Loeb & Loeb LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding.  If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Aegis and appoint a substitute agent acceptable to each of the Company and Aegis within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

12

As used herein, (i) an “Acquisition Transaction” shall mean an acquisition by a merger, stock exchange, asset acquisition, stock purchase or other similar business combination, or controlling, through contractual arrangements, of one or more Target Businesses having a fair market value of at least 80% of the Company’s net assets at the time of such acquisition; (ii) “Shares” shall mean shares of the Company’s common stock, par value $.0001 per share; (iii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the Private Placement; (iv) “Insider Shares” shall mean all of the Series C Shares owned by an Insider prior to the Private Placement; (v) “IPO Shares” shall mean the Series A Shares issued in the Company’s IPO; (vii) “Private Placement” shall mean the private placement of securities of the Company consummated immediately prior to the IPO; (viii) “Placement Warrants” shall mean the warrants issued in the Private Placement; (ix) “Series C Shares” shall mean the Shares issued to the Insiders prior to the Private Placement; (x) “Target Business” shall mean an operating business that the Company seeks to acquire; and (xi) “Trust Fund” shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

/s/ Edmundo Gonzalez
Edmundo Gonzalez

Insider Letter

13

EXHIBIT A

Edmundo Gonzalez has been our Chief Financial Officer and a director since inception. Mr. Gonzalez has worked with Mr. Eitan since 1999. Mr. Gonzalez joined SCP Partners as a principal in 2007, and has worked on dozens of transactions with Mr. Eitan since that time, including investments in portfolio companies, acquisitions, mergers and sales. From May 2004 to September 2007, he served as Vice President of Sales and Marketing for Software Technology, Inc., an educational software company and portfolio company of SCP Partners. From October 1999 to April 2004, he held various positions including Chief Operating Officer at TestU, an online education company, which was sold to Software Technology, Inc. in 2004. Previously, Mr. Gonzalez served as a consultant at PricewaterhouseCoopers Management Consulting (now IBM Business Consulting) from September 1995 to September 1999, where he consulted to Fortune 500 clients in the media, telecom and publishing industries. Mr. Gonzalez graduated with a bachelor’s degree with honors from Harvard University and received an M.B.A. with honors from Columbia Business School.

14

November 7, 2011

Selway Capital Acquisition Corporation

74 Grand Avenue, 2nd Floor

Englewood, NJ 07631

Aegis Capital Corp.

810 Seventh Avenue, 11th Floor

New York, New York 10019

Re:     Initial Public Offering

Gentlemen:

The undersigned Vice President of Selway Capital Acquisition Corporation (the “Company”), in consideration of Aegis Capital Corp. (“Aegis”) entering into an agreement to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

If the Company initiates an issuer tender offer in connection with the consummation of an Acquisition Transaction, the undersigned will not redeem any Shares owned by the undersigned in such tender offer. If the Company solicits approval of its shareholders to approve the Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares, and will vote any IPO Shares acquired in the IPO or the aftermarket owned by the undersigned in favor of such Acquisition Transaction. If the Company solicits approval of its shareholders to amend Article Fifth of our Amended and Restated Certificate of Incorporation prior to consummation of an Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares. The undersigned will not exercise any appraisal rights (if such appraisal rights are available) to which the undersigned may be entitled under the Delaware General Corporation Law (the “DGCL”) in connection with the vote to approve any Acquisition Transaction, as the case may be, with respect to any Shares acquired in the aftermarket owned by the undersigned.

In the event that the Company fails to consummate an Acquisition Transaction within 18 months from the consummation of the IPO (such date being referred to herein as the “Termination Date”), the undersigned shall take all such action reasonably within its power as is necessary to dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, subject to any applicable requirements of the DGCL.  The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares, and his Placement Warrants (“Claim”). The undersigned hereby agrees that he will not seek recourse against the Trust Account for any Claim he may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, other than liquidation distributions for any IPO Shares acquired by him in the IPO or the aftermarket.

15

The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any Target Business (“Third-Party Claimant”), but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund; provided, however, that the undersigned shall not be required to so indemnify the Company if the Third-Party Claimant has waived its right to proceed against the Trust Fund.  The undersigned further agrees to advance such funds as are necessary to complete the plan of dissolution and distribution, and not seek repayment thereof, if and to the extent the Company’s assets outside of the Trust Fund are insufficient.

In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of an Acquisition Transaction, the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have. The undersigned agrees that he will not become involved with any other blank check company seeking to acquire a Target Business in the United States or in the media and communications, defense and security, education and healthcare service industries until after the Company has announced an Acquisition Transaction.

To further minimize potential conflicts of interest, the undersigned acknowledges and agrees that the Company will not consummate any Acquisition Transaction with an entity which is affiliated with any of its founding shareholders unless the Company obtains an opinion from an independent investment banking firm that the Acquisition Transaction is fair to the Company’s unaffiliated shareholders from a financial point of view. In addition, the undersigned acknowledges and agrees that, in the event that an individual or entity which is affiliated with any of the Company’s officers or directors (an “Affiliate”) purchases a minority interest in the Target Business concurrently with the Acquisition Transaction, (i) the Affiliate will be required to pay the same price per share or unit for their interest in the Target Business as the Company pays, (ii) the other terms of the investment of the Affiliate will be required to be no more favorable than the terms of the Company’s investment, (iii) such investment will require the prior approval by a majority of the Company’s disinterested directors, and (iv)  the proxy or tender offer materials disclosing the Acquisition Transaction would disclose the terms of the co-investment by the Affiliate.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Acquisition Transaction.  Notwithstanding the foregoing, the undersigned shall be entitled to reimbursement from the Company for its reasonable out-of-pocket expenses incurred in connection with identifying, investigating and consummating an Acquisition Transaction and the undersigned acknowledges that (i) the Company has an obligation to repay a $160,500 non-interest bearing loan made to the Company by Selway Capital Holdings, LLC, the Company’s sponsor, and (ii) Selway Capital LLC, an affiliate of the Company’s Chief Executive Officer and Chief Financial Officer (“Related Party”), shall be allowed to charge the Company up to $5,000 per month to compensate it for the Company’s use of Related Party’s office space, utilities and secretarial services.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates an Acquisition Transaction.

16

The undersigned will escrow, in accordance with the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent: (i) all of his Insider Shares until the date which is one (1) year after the date on which the Company consummates its initial Acquisition Transaction, and (ii) all of his Placement Warrants until the date on which the Company consummates its initial Acquisition Transaction.

The undersigned agrees to be the Company’s Vice President until the earlier of the consummation by the Company of an Acquisition Transaction or the liquidation of the Company.  The undersigned’s biographical information furnished to the Company and Aegis and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended.  The undersigned’s Questionnaire furnished to the Company and Aegis is true and accurate in all respects.  The undersigned represents and warrants that:

The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as the Company’s Vice President.

This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Loeb & Loeb LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding.  If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Aegis and appoint a substitute agent acceptable to each of the Company and Aegis within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

17

As used herein, (i) an “Acquisition Transaction” shall mean an acquisition by a merger, stock exchange, asset acquisition, stock purchase or other similar business combination, or controlling, through contractual arrangements, of one or more Target Businesses having a fair market value of at least 80% of the Company’s net assets at the time of such acquisition; (ii) “Shares” shall mean shares of the Company’s common stock, par value $.0001 per share; (iii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the Private Placement; (iv) “Insider Shares” shall mean all of the Series C Shares owned by an Insider prior to the Private Placement; (v) “IPO Shares” shall mean the Series A Shares issued in the Company’s IPO; (vii) “Private Placement” shall mean the private placement of securities of the Company consummated immediately prior to the IPO; (viii) “Placement Warrants” shall mean the warrants issued in the Private Placement; (ix) “Series C Shares” shall mean the Shares issued to the Insiders prior to the Private Placement; (x) “Target Business” shall mean an operating business that the Company seeks to acquire; and (xi) “Trust Fund” shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

/s/ Jarret Fass
Jarret Fass

Insider Letter

18

EXHIBIT A

Jarret Fass has been our Vice President since inception. Mr. Fass joined Selway Capital LLC in June 2009. He is responsible for corporate strategy for Cyalume Technologies Holdings, Inc. as well as Selway Capital deal sourcing and execution. Prior to joining Selway Capital, from September 2002 to December 2007, Mr. Fass spent over five years at Bear Stearns in New York, where he most recently was an Associate in the firm’s Corporate Strategy Group focusing on the evaluation of mergers and acquisitions transactions and other ventures for the investment bank. In addition, Mr. Fass was responsible for Bear Stearns financial benchmarking related activities. He has an M.B.A. from Columbia Business School and a B.A. from Connecticut College.

19

November 7, 2011

Selway Capital Acquisition Corporation

74 Grand Avenue, 2nd Floor

Englewood, NJ 07631

Aegis Capital Corp.

810 Seventh Avenue, 11th Floor

New York, New York 10019

Re:     Initial Public Offering

Gentlemen:

The undersigned Chairman and director of Selway Capital Acquisition Corporation (the “Company”), in consideration of Aegis Capital Corp. (“Aegis”) entering into an agreement to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

If the Company initiates an issuer tender offer in connection with the consummation of an Acquisition Transaction, the undersigned will not redeem any Shares owned by the undersigned in such tender offer. If the Company solicits approval of its shareholders to approve the Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares, and will vote any IPO Shares acquired in the IPO or the aftermarket owned by the undersigned in favor of such Acquisition Transaction. If the Company solicits approval of its shareholders to amend Article Fifth of our Amended and Restated Certificate of Incorporation prior to consummation of an Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares. The undersigned will not exercise any appraisal rights (if such appraisal rights are available) to which the undersigned may be entitled under the Delaware General Corporation Law (the “DGCL”) in connection with the vote to approve any Acquisition Transaction, as the case may be, with respect to any Shares acquired in the aftermarket owned by the undersigned.

In the event that the Company fails to consummate an Acquisition Transaction within 18 months from the consummation of the IPO (such date being referred to herein as the “Termination Date”), the undersigned shall take all such action reasonably within its power as is necessary to dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, subject to any applicable requirements of the DGCL.  The undersigned, in his capacity as a member of the board of directors of the Company, hereby agrees not to recommend to shareholders of the company to vote in favor of an amendment to Article Fifth of the Company’s Amended and Restated Certificate of Incorporation, if such amendment would take effect prior to the consummation of an Acquisition Transaction. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares, and his Placement Warrants (“Claim”). The undersigned hereby agrees that he will not seek recourse against the Trust Account for any Claim he may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, other than liquidation distributions for any IPO Shares acquired by him in the IPO or the aftermarket.

20

The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any Target Business (“Third-Party Claimant”), but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund; provided, however, that the undersigned shall not be required to so indemnify the Company if the Third-Party Claimant has waived its right to proceed against the Trust Fund.  The undersigned further agrees to advance such funds as are necessary to complete the plan of dissolution and distribution, and not seek repayment thereof, if and to the extent the Company’s assets outside of the Trust Fund are insufficient.

In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of an Acquisition Transaction, the liquidation of the Company or until such time as the undersigned ceases to be a director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have. The undersigned agrees that he will not become involved with any other blank check company seeking to acquire a Target Business in the United States or in the media and communications, defense and security, education and healthcare service industries until after the Company has announced an Acquisition Transaction.

To further minimize potential conflicts of interest, the undersigned acknowledges and agrees that the Company will not consummate any Acquisition Transaction with an entity which is affiliated with any of its founding shareholders unless the Company obtains an opinion from an independent investment banking firm that the Acquisition Transaction is fair to the Company’s unaffiliated shareholders from a financial point of view. In addition, the undersigned acknowledges and agrees that, in the event that an individual or entity which is affiliated with any of the Company’s officers or directors (an “Affiliate”) purchases a minority interest in the Target Business concurrently with the Acquisition Transaction, (i) the Affiliate will be required to pay the same price per share or unit for their interest in the Target Business as the Company pays, (ii) the other terms of the investment of the Affiliate will be required to be no more favorable than the terms of the Company’s investment, (iii) such investment will require the prior approval by a majority of the Company’s disinterested directors, and (iv)  the proxy or tender offer materials disclosing the Acquisition Transaction would disclose the terms of the co-investment by the Affiliate.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Acquisition Transaction.  Notwithstanding the foregoing, the undersigned shall be entitled to reimbursement from the Company for its reasonable out-of-pocket expenses incurred in connection with identifying, investigating and consummating an Acquisition Transaction and the undersigned acknowledges that (i) the Company has an obligation to repay a $160,500 non-interest bearing loan made to the Company by Selway Capital Holdings, LLC, the Company’s sponsor, and (ii) Selway Capital LLC, an affiliate of the Company’s Chief Executive Officer and Chief Financial Officer (“Related Party”), shall be allowed to charge the Company up to $5,000 per month to compensate it for the Company’s use of Related Party’s office space, utilities and secretarial services.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates an Acquisition Transaction.

21

The undersigned will escrow, in accordance with the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent: (i) all of his Insider Shares until the date which is one (1) year after the date on which the Company consummates its initial Acquisition Transaction, and (ii) all of his Placement Warrants until the date on which the Company consummates its initial Acquisition Transaction.

The undersigned agrees to be Chairman and a member of the Company’s board of directors until the earlier of the consummation by the Company of an Acquisition Transaction or the liquidation of the Company.  The undersigned’s biographical information furnished to the Company and Aegis and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended.  The undersigned’s Questionnaire furnished to the Company and Aegis is true and accurate in all respects.  The undersigned represents and warrants that:

The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chairman and a member of the Company’s board of directors.

This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Loeb & Loeb LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding.  If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Aegis and appoint a substitute agent acceptable to each of the Company and Aegis within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

22

As used herein, (i) an “Acquisition Transaction” shall mean an acquisition by a merger, stock exchange, asset acquisition, stock purchase or other similar business combination, or controlling, through contractual arrangements, of one or more Target Businesses having a fair market value of at least 80% of the Company’s net assets at the time of such acquisition; (ii) “Shares” shall mean shares of the Company’s common stock, par value $.0001 per share; (iii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the Private Placement; (iv) “Insider Shares” shall mean all of the Series C Shares owned by an Insider prior to the Private Placement; (v) “IPO Shares” shall mean the Series A Shares issued in the Company’s IPO; (vii) “Private Placement” shall mean the private placement of securities of the Company consummated immediately prior to the IPO; (viii) “Placement Warrants” shall mean the warrants issued in the Private Placement; (ix) “Series C Shares” shall mean the Shares issued to the Insiders prior to the Private Placement; (x) “Target Business” shall mean an operating business that the Company seeks to acquire; and (xi) “Trust Fund” shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

/s/ Yair Shamir
Yair Shamir

Insider Letter

23

EXHIBIT A

Yair Shamir has been our Chairman and a member of our Board of Directors since April 28, 2011. Mr. Shamir has served as Chairman and Managing Partner of Catalyst Investments L.P. since August 2000. Since 2009, Mr. Shamir has also served as the Chairman of the Shalem Center, a research and educational institute dedicated to developing and transmitting ideas in the areas most crucial to the intellectual and public life of the Jewish people, and as the Chairman of Gvahim, a non-profit and public sector entity, which assists qualified “olim” from around the world in realizing their professional aspirations in Israel and provides them with a strong social anchor for a successful Alyah. From 2005 to 2007, Mr. Shamir was the Chairman of Shamir Optical Industry Ltd. (NASDAQ: SHMR). From 2004 to 2005, Mr. Shamir served as the Chairman of El Al, Israeli Airlines, and led the privatization process of the firm. From 1997 to 2010, Mr. Shamir also served as the CEO and Chairman of VCON Telecommunications Ltd., a developer and manufacture of networked video over internet protocol solutions. From July 2005 to July 2011, he served as Chairman of Israel Aerospace Industries. Prior to 1997, Mr. Shamir served in various positions, including as Executive Vice President of the Challenge Fund – ETGAR L.P., an investment firm in Israel, as Chief Executive Officer of Elite Food Industries, Ltd., a multinational group of good products companies, and as Executive Vice President and General Manager of Scitex (ISRAEL) Corporation, a supplier of computer graphics systems. Mr. Shamir served in the Israeli Air Force as a pilot and commander from 1963 to 1988. During his term in the Air Force, Mr. Shamir attained the rank of colonel and served as head of the electronics department, the highest professional electronics position within the Air Force. Mr. Shamir currently serves as a director of four publicly-traded companies: DSP Group Corporation (NASDAQ: DSPG), Orckit Communications Ltd. (NASDAQ: ORCT), Commtouch Software Ltd. (CTCH) and Cyalume Technologies Holdings, Inc. (CYLU.OB). He is also a director of a few private high-tech companies and on the board of the Technion, Israel Institute of Technology. Mr. Shamir holds a B.Sc. Electronics Engineering from the Technion, Israel Institute of Technology.

Mr. Shamir also served as a member of the Board of Directors of Mercury Interactive, LLC from 1997 to 2005. In September 2008, Mr. Shamir settled a complaint filed by the SEC which alleged that certain independent directors of Mercury (including Mr. Shamir) recklessly approved backdated stock option grants and reviewed and signed public filings that contained materially false and misleading disclosures about its stock option grants and company expenses. Without admitting or denying the allegations in the SEC’s complaint, in order to settle the charges against them, each of the independent directors implicated (including Mr. Shamir) agreed to permanent injunctions against violating certain provisions of the securities laws, paid a financial penalty, and retained the ability to serve as a director or officer of U.S. public companies.

24

November 7, 2011

Selway Capital Acquisition Corporation

74 Grand Avenue, 2nd Floor

Englewood, NJ 07631

Aegis Capital Corp.

810 Seventh Avenue, 11th Floor

New York, New York 10019

Re:     Initial Public Offering

Gentlemen:

The undersigned director of Selway Capital Acquisition Corporation (the “Company”), in consideration of Aegis Capital Corp. (“Aegis”) entering into an agreement to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

If the Company initiates an issuer tender offer in connection with the consummation of an Acquisition Transaction, the undersigned will not redeem any Shares owned by the undersigned in such tender offer. If the Company solicits approval of its shareholders to approve the Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares, and will vote any IPO Shares acquired in the IPO or the aftermarket owned by the undersigned in favor of such Acquisition Transaction. If the Company solicits approval of its shareholders to amend Article Fifth of our Amended and Restated Certificate of Incorporation prior to consummation of an Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares. The undersigned will not exercise any appraisal rights (if such appraisal rights are available) to which the undersigned may be entitled under the Delaware General Corporation Law (the “DGCL”) in connection with the vote to approve any Acquisition Transaction, as the case may be, with respect to any Shares acquired in the aftermarket owned by the undersigned.

In the event that the Company fails to consummate an Acquisition Transaction within 18 months from the consummation of the IPO (such date being referred to herein as the “Termination Date”), the undersigned shall take all such action reasonably within its power as is necessary to dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, subject to any applicable requirements of the DGCL.  The undersigned, in his capacity as a member of the board of directors of the Company, hereby agrees not to recommend to shareholders of the company to vote in favor of an amendment to Article Fifth of the Company’s Amended and Restated Certificate of Incorporation, if such amendment would take effect prior to the consummation of an Acquisition Transaction. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares, and his Placement Warrants (“Claim”). The undersigned hereby agrees that he will not seek recourse against the Trust Account for any Claim he may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, other than liquidation distributions for any IPO Shares acquired by him in the IPO or the aftermarket.

25

The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any Target Business (“Third-Party Claimant”), but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund; provided, however, that the undersigned shall not be required to so indemnify the Company if the Third-Party Claimant has waived its right to proceed against the Trust Fund.  The undersigned further agrees to advance such funds as are necessary to complete the plan of dissolution and distribution, and not seek repayment thereof, if and to the extent the Company’s assets outside of the Trust Fund are insufficient.

In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of an Acquisition Transaction, the liquidation of the Company or until such time as the undersigned ceases to be a director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have. The undersigned agrees that he will not become involved with any other blank check company seeking to acquire a Target Business in the United States or in the media and communications, defense and security, education and healthcare service industries until after the Company has announced an Acquisition Transaction.

To further minimize potential conflicts of interest, the undersigned acknowledges and agrees that the Company will not consummate any Acquisition Transaction with an entity which is affiliated with any of its founding shareholders unless the Company obtains an opinion from an independent investment banking firm that the Acquisition Transaction is fair to the Company’s unaffiliated shareholders from a financial point of view. In addition, the undersigned acknowledges and agrees that, in the event that an individual or entity which is affiliated with any of the Company’s officers or directors (an “Affiliate”) purchases a minority interest in the Target Business concurrently with the Acquisition Transaction, (i) the Affiliate will be required to pay the same price per share or unit for their interest in the Target Business as the Company pays, (ii) the other terms of the investment of the Affiliate will be required to be no more favorable than the terms of the Company’s investment, (iii) such investment will require the prior approval by a majority of the Company’s disinterested directors, and (iv)  the proxy or tender offer materials disclosing the Acquisition Transaction would disclose the terms of the co-investment by the Affiliate.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Acquisition Transaction.  Notwithstanding the foregoing, the undersigned shall be entitled to reimbursement from the Company for its reasonable out-of-pocket expenses incurred in connection with identifying, investigating and consummating an Acquisition Transaction and the undersigned acknowledges that (i) the Company has an obligation to repay a $160,500 non-interest bearing loan made to the Company by Selway Capital Holdings, LLC, the Company’s sponsor, and (ii) Selway Capital LLC, an affiliate of the Company’s Chief Executive Officer and Chief Financial Officer (“Related Party”), shall be allowed to charge the Company up to $5,000 per month to compensate it for the Company’s use of Related Party’s office space, utilities and secretarial services.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates an Acquisition Transaction.

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The undersigned will escrow, in accordance with the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent: (i) all of his Insider Shares until the date which is one (1) year after the date on which the Company consummates its initial Acquisition Transaction, and (ii) all of his Placement Warrants until the date on which the Company consummates its initial Acquisition Transaction.

The undersigned agrees to be a member of the Company’s board of directors until the earlier of the consummation by the Company of an Acquisition Transaction or the liquidation of the Company.  The undersigned’s biographical information furnished to the Company and Aegis and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended.  The undersigned’s Questionnaire furnished to the Company and Aegis is true and accurate in all respects.  The undersigned represents and warrants that:

The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a member of the Company’s board of directors.

This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Loeb & Loeb LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding.  If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Aegis and appoint a substitute agent acceptable to each of the Company and Aegis within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

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As used herein, (i) an “Acquisition Transaction” shall mean an acquisition by a merger, stock exchange, asset acquisition, stock purchase or other similar business combination, or controlling, through contractual arrangements, of one or more Target Businesses having a fair market value of at least 80% of the Company’s net assets at the time of such acquisition; (ii) “Shares” shall mean shares of the Company’s common stock, par value $.0001 per share; (iii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the Private Placement; (iv) “Insider Shares” shall mean all of the Series C Shares owned by an Insider prior to the Private Placement; (v) “IPO Shares” shall mean the Series A Shares issued in the Company’s IPO; (vii) “Private Placement” shall mean the private placement of securities of the Company consummated immediately prior to the IPO; (viii) “Placement Warrants” shall mean the warrants issued in the Private Placement; (ix) “Series C Shares” shall mean the Shares issued to the Insiders prior to the Private Placement; (x) “Target Business” shall mean an operating business that the Company seeks to acquire; and (xi) “Trust Fund” shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

/s/ Andrew Intrater
Andrew Intrater

Insider Letter

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EXHIBIT A

Andrew Intrater has been a Director since inception. Mr. Intrater has been the Chief Executive Officer of Columbus Nova, a private investment firm, since January 2000. Mr. Intrater has also been a director of Renova Media Enterprises Ltd. since 2007, and previously served as Chairman of the Board of Directors of Moscow Cablecom Corp., a Moscow-based broadband multi-system operator (MSO ), from January 2005 to July 2007 until it was acquired by Renova Media Enterprises Ltd. in July 2007. Each of Renova Media Enterprises Ltd. and Columbus Nova are affiliates of the Renova Group. Renova Group, a large Russian strategic investor, invests in the metallurgical, oil, machine engineering, mining, chemical, construction, housing & utilities and financial sectors. Columbus Nova is the U.S.-based affiliate of the Renova Group of companies. In his role as the Head of Columbus Nova’s private equity effort, Mr. Intrater completed a $51-million equity/debt investment in 2005 for a controlling stake in Moscow Cablecom Corp. Mr. Intrater has been a member of the Boards of Directors of CIFC Corp. (formerly known as Deerfield Capital Corp.) (NASDAQ: DFR) since June 2010, Cyalume Technologies Inc. (OTCBB: CYLU) since September 2009 and Renova Media Enterprises, Ltd. since 2007. From 1992 to 1999, Mr. Intrater served as President and Chief Operating Officer and served on the board of Oryx Technology Corp. (Pink Sheets: ORYX) and its predecessor, Advanced Technology Inc., a leading manufacturer of semi-conductor testing equipment, based in Silicon Valley. While at Oryx, Mr. Intrater led its 1994 IPO and oversaw two strategic acquisitions, including the purchase of Zenith’s power converter division. Mr. Intrater also previously served as a director and chairman of the Audit Committee of HQ Sustainable Maritime Industries, Inc. from June 2007 until he resigned from those positions in April 2011, and as a director of White Energy, Inc., which filed for bankruptcy in 2009, from May 2006 to August 2010. From May 2007 to June 2009, Mr. Intrater was the Chairman and Chief Executive Officer of Columbus Acquisition Corp., a blank check company that, due to the economic turmoil in 2008, was unable to successfully complete an acquisition transaction within the required time frame and dissolved in June 2009. Mr. Intrater received a B.S. from Rutgers University and performed graduate work in Materials Science at Columbia University. Mr. Intrater brings to the Board over 26 years of experience in general management, including business and transaction experience obtained from leadership roles in the technology and asset management sectors, as well as over 17 years of service on the boards of directors of other public companies.

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November 7, 2011

Selway Capital Acquisition Corporation

74 Grand Avenue, 2nd Floor

Englewood, NJ 07631

Aegis Capital Corp.

810 Seventh Avenue, 11th Floor

New York, New York 10019

Re:     Initial Public Offering

Gentlemen:

The undersigned director of Selway Capital Acquisition Corporation (the “Company”), in consideration of Aegis Capital Corp. (“Aegis”) entering into an agreement to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

If the Company initiates an issuer tender offer in connection with the consummation of an Acquisition Transaction, the undersigned will not redeem any Shares owned by the undersigned in such tender offer. If the Company solicits approval of its shareholders to approve the Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares, and will vote any IPO Shares acquired in the IPO or the aftermarket owned by the undersigned in favor of such Acquisition Transaction. If the Company solicits approval of its shareholders to amend Article Fifth of our Amended and Restated Certificate of Incorporation prior to consummation of an Acquisition Transaction, the undersigned will vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares. The undersigned will not exercise any appraisal rights (if such appraisal rights are available) to which the undersigned may be entitled under the Delaware General Corporation Law (the “DGCL”) in connection with the vote to approve any Acquisition Transaction, as the case may be, with respect to any Shares acquired in the aftermarket owned by the undersigned.

In the event that the Company fails to consummate an Acquisition Transaction within 18 months from the consummation of the IPO (such date being referred to herein as the “Termination Date”), the undersigned shall take all such action reasonably within its power as is necessary to dissolve the Company and liquidate the Trust Fund to holders of IPO Shares as soon as reasonably practicable, subject to any applicable requirements of the DGCL.  The undersigned, in his capacity as a member of the board of directors of the Company, hereby agrees not to recommend to shareholders of the company to vote in favor of an amendment to Article Fifth of the Company’s Amended and Restated Certificate of Incorporation, if such amendment would take effect prior to the consummation of an Acquisition Transaction. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares, and his Placement Warrants (“Claim”). The undersigned hereby agrees that he will not seek recourse against the Trust Account for any Claim he may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever, other than liquidation distributions for any IPO Shares acquired by him in the IPO or the aftermarket.

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The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any Target Business (“Third-Party Claimant”), but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund; provided, however, that the undersigned shall not be required to so indemnify the Company if the Third-Party Claimant has waived its right to proceed against the Trust Fund.  The undersigned further agrees to advance such funds as are necessary to complete the plan of dissolution and distribution, and not seek repayment thereof, if and to the extent the Company’s assets outside of the Trust Fund are insufficient.

In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of an Acquisition Transaction, the liquidation of the Company or until such time as the undersigned ceases to be a director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have. The undersigned agrees that he will not become involved with any other blank check company seeking to acquire a Target Business in the United States or in the media and communications, defense and security, education and healthcare service industries until after the Company has announced an Acquisition Transaction.

To further minimize potential conflicts of interest, the undersigned acknowledges and agrees that the Company will not consummate any Acquisition Transaction with an entity which is affiliated with any of its founding shareholders unless the Company obtains an opinion from an independent investment banking firm that the Acquisition Transaction is fair to the Company’s unaffiliated shareholders from a financial point of view. In addition, the undersigned acknowledges and agrees that, in the event that an individual or entity which is affiliated with any of the Company’s officers or directors (an “Affiliate”) purchases a minority interest in the Target Business concurrently with the Acquisition Transaction, (i) the Affiliate will be required to pay the same price per share or unit for their interest in the Target Business as the Company pays, (ii) the other terms of the investment of the Affiliate will be required to be no more favorable than the terms of the Company’s investment, (iii) such investment will require the prior approval by a majority of the Company’s disinterested directors, and (iv)  the proxy or tender offer materials disclosing the Acquisition Transaction would disclose the terms of the co-investment by the Affiliate.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Acquisition Transaction.  Notwithstanding the foregoing, the undersigned shall be entitled to reimbursement from the Company for its reasonable out-of-pocket expenses incurred in connection with identifying, investigating and consummating an Acquisition Transaction and the undersigned acknowledges that (i) the Company has an obligation to repay a $160,500 non-interest bearing loan made to the Company by Selway Capital Holdings, LLC, the Company’s sponsor, and (ii) Selway Capital LLC, an affiliate of the Company’s Chief Executive Officer and Chief Financial Officer (“Related Party”), shall be allowed to charge the Company up to $5,000 per month to compensate it for the Company’s use of Related Party’s office space, utilities and secretarial services.

Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates an Acquisition Transaction.

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The undersigned will escrow, in accordance with the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent: (i) all of his Insider Shares until the date which is one (1) year after the date on which the Company consummates its initial Acquisition Transaction, and (ii) all of his Placement Warrants until the date on which the Company consummates its initial Acquisition Transaction.

The undersigned agrees to be a member of the Company’s board of directors until the earlier of the consummation by the Company of an Acquisition Transaction or the liquidation of the Company.  The undersigned’s biographical information furnished to the Company and Aegis and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended.  The undersigned’s Questionnaire furnished to the Company and Aegis is true and accurate in all respects.  The undersigned represents and warrants that:

The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a member of the Company’s board of directors.

This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Loeb & Loeb LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding.  If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Aegis and appoint a substitute agent acceptable to each of the Company and Aegis within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

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As used herein, (i) an “Acquisition Transaction” shall mean an acquisition by a merger, stock exchange, asset acquisition, stock purchase or other similar business combination, or controlling, through contractual arrangements, of one or more Target Businesses having a fair market value of at least 80% of the Company’s net assets at the time of such acquisition; (ii) “Shares” shall mean shares of the Company’s common stock, par value $.0001 per share; (iii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the Private Placement; (iv) “Insider Shares” shall mean all of the Series C Shares owned by an Insider prior to the Private Placement; (v) “IPO Shares” shall mean the Series A Shares issued in the Company’s IPO; (vii) “Private Placement” shall mean the private placement of securities of the Company consummated immediately prior to the IPO; (viii) “Placement Warrants” shall mean the warrants issued in the Private Placement; (ix) “Series C Shares” shall mean the Shares issued to the Insiders prior to the Private Placement; (x) “Target Business” shall mean an operating business that the Company seeks to acquire; and (xi) “Trust Fund” shall mean the trust account established by the Company at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO is deposited.

/s/ Doron Cohen
Doron Cohen

Insider Letter

33

EXHIBIT A

Doron Cohen has been a Director since inception. He is the founder and has been a Senior Partner of Doron Cohen & Co. Law Offices since 1985. Mr. Cohen has also been a member of the Executive Committee since November 2001 and was Chairman of the Audit Committee from November 2001 to November 2008 of the Weizmann Institute of Science in Israel. He previously served as a director of Cyalume Technologies Holdings, Inc. (formerly Vector Intersect Security Acquisition Corporation) from August 2007 to June 2011. Mr. Cohen received his LLB from Tel Aviv University.

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